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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
American Medical Alert Corp.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AMERICAN MEDICAL ALERT CORP.
3265 LAWSON BOULEVARD
OCEANSIDE, NEW YORK 11572

June 30, 2005

Dear Shareholder:

        You are cordially invited to attend the Annual Meeting of Shareholders of American Medical Alert Corp., a New York corporation (the "Company"), to be held on Thursday, August 18, 2005, commencing at 10:00 a.m. Eastern Daylight Time at The Bank of New York, 47th Floor, One Wall St., New York, New York 10286. The matters to be acted upon at that meeting are set forth and described in the Notice of Annual Meeting and Proxy Statement, which accompany this letter. We request that you read these documents carefully.

        We hope that you plan to attend the meeting. However, if you are not able to join us, we urge you to exercise your right as a shareholder and vote. Please promptly mark, date, sign and return the enclosed proxy card in the accompanying postage prepaid envelope. You may, of course, attend the Annual Meeting of Shareholders and vote in person even if you have previously mailed your proxy card.

Sincerely,
HOWARD M. SIEGEL Chairman and Chief Executive Officer

IT IS IMPORTANT THAT YOU MARK, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD AS SOON AS POSSIBLE.

AMERICAN MEDICAL ALERT CORP.
3265 LAWSON BOULEVARD
OCEANSIDE, NEW YORK 11572

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 18, 2005

To the Shareholders of American Medical Alert Corp.:

        NOTICE IS HEREBY GIVEN, that the Annual Meeting of Shareholders (the "Meeting") of American Medical Alert Corp. (the "Company") will be held on Thursday, August 18, 2005, commencing at 10:00 a.m. Eastern Daylight Time at The Bank of New York, 47th Floor, One Wall St., New York, New York 10286, to consider and act upon the following matters:

  1.
  The election of 7 directors to serve until the next annual meeting of shareholders and until their respective successors are elected and qualified;

  2.
  The approval of the Company's 2005 Stock Incentive Plan;

  3.
  The ratification of the appointment of Margolin, Winer & Evens, LLP as the Company's independent auditors for the fiscal year ending December 31, 2005; and

  4.
  The transaction of such other business as may properly come before the Meeting or any adjournment or postponement thereof.

        Information regarding the matters to be acted upon at the Meeting is contained in the accompanying proxy statement. The close of business on June 20, 2005, has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournments or postponements thereof.

By Order of the Board of Directors,
JOHN ROGERS Secretary

Oceanside, New York
June 30, 2005

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. EACH SHAREHOLDER IS URGED TO MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD, WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. AN ENVELOPE ADDRESSED TO THE COMPANY'S TRANSFER AGENT IS ENCLOSED FOR THAT PURPOSE AND REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

AMERICAN MEDICAL ALERT CORP.
3265 LAWSON BOULEVARD
OCEANSIDE, NEW YORK 11572

PROXY STATEMENT

        This proxy statement is furnished to the holders of common stock, par value $.01 per share (the "Common Stock"), of American Medical Alert Corp., a New York corporation (the "Company"), in connection with the solicitation by and on behalf of its Board of Directors of proxies (the "Proxy" or "Proxies") for use at the Annual Meeting of Shareholders (the "Meeting") to be held on Thursday, August 18, 2005, commencing at 10:00 a.m. Eastern Daylight Time at The Bank of New York, 47th Floor, One Wall St., New York, New York 10286 and at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

        The cost of preparing, assembling, printing, mailing and distributing the Notice of Annual Meeting of Shareholders, this proxy statement, Proxies and annual report is to be borne by the Company. The Company may engage an independent proxy solicitor to assist in the distribution of proxy materials and the solicitation of votes. The Company estimates the cost of the independent firm to be no more than $25,000. The Company also will reimburse brokers who are holders of record of Common Stock for their reasonable out-of-pocket expenses in forwarding Proxies and Proxy soliciting material to the beneficial owners of such shares. In addition to the use of the mails, Proxies may be solicited without extra compensation by directors, officers and employees of the Company by telephone, telecopy, telegraph, email or personal interview. The mailing date of this Proxy Statement is on or about June 30, 2005.

        Unless otherwise specified, all Proxies, in proper form, received by the time of the Meeting will be voted FOR the election of all nominees named herein to serve as directors, FOR the approval of the Company's 2005 Stock Incentive Plan, and FOR the ratification of the appointment of Margolin, Winer & Evens, LLP as the Company's independent auditors for the fiscal year ending December 31, 2005.

        It is important that your shares are represented at the Meeting, and, therefore, all shareholders are cordially invited to attend the Meeting. However, whether or not you plan to attend the Meeting, you are urged to, as promptly as possible, mark, sign, date and return the enclosed proxy card, which requires no postage if mailed in the United States in the enclosed pre-paid envelope. If you hold shares directly in your name and attend the Meeting, you may vote your shares in person, even if you previously submitted a proxy card. Your proxy may be revoked at any time before it is voted by submitting a written revocation or a proxy bearing a later date to John Rogers, the Secretary of the Company, at the address set forth above, or by attending the Meeting and electing to vote in person. Attending the Meeting will not, in and of itself, constitute revocation of a Proxy. If you hold your shares in "street name" you may revoke or change your vote by submitting new instructions to your broker or nominee.

OUTSTANDING VOTING SECURITIES, QUORUM AND VOTING REQUIREMENTS

        The close of business on June 20, 2005, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournments or postponements thereof. As of the Record Date, there were 8,567,596 shares of Common Stock outstanding. Each share of Common Stock outstanding on the Record Date will be entitled to one vote on each matter to come before the Meeting.

        A majority of the total number of shares of the Company's Common Stock, issued and outstanding and entitled to vote, represented in person or by Proxy, is required to constitute a quorum for the transaction of business at the Meeting. Votes withheld in the election of directors, and abstentions and broker non-votes on any matter, are included in determining whether a quorum is present.

        Directors are elected by a plurality of the votes cast at the Meeting. Votes withheld in the election of directors and abstentions or broker non-votes, if any, will not be counted towards the election of any person as a director.

        Approval of the Company's 2005 Stock Incentive Plan requires the affirmative vote of a majority of votes cast at the Meeting on this proposal; abstentions and broker non-votes will not be counted as votes "cast" with respect to such matter.

        Ratification of the appointment of Margolin, Winer & Evens, LLP as the Company's independent auditors for the fiscal year ending December 31, 2005, requires the affirmative vote of a majority of votes cast at the Meeting on this proposal; abstentions and broker non-votes, if any, will not be counted as votes "cast" with respect to such matter.

Proposal 1
ELECTION OF DIRECTORS

        The Company's Board of Directors consists of seven directors. The number of directors constituting the Board is subject to change by action of the shareholders, or by action of the Board of Directors, as provided in the Company's bylaws. At the Meeting, shareholders will elect 7 directors to serve on the Company's Board of Directors until the next annual meeting of shareholders and until their respective successors are elected and qualified. Unless otherwise directed, the persons named in the Proxy intend to cast all Proxies received FOR the election of Howard M. Siegel, Jack Rhian, Frederic Siegel, John S.T. Gallagher, James LaPolla, Ronald Levin, and Yacov Shamash (collectively, the "Nominees") to serve as directors upon their nomination at the Meeting. All Nominees currently serve on the Board of Directors. Each Nominee has advised the Company of his or her willingness to serve as a director of the Company. In case any Nominee should become unavailable for election to the Board of Directors for any reason, the persons named in the Proxies will have discretionary authority to vote the Proxies for one or more alternative nominees who will be designated by the existing Board of Directors, subject to prior recommendation by the Nominating Committee.

DIRECTORS AND EXECUTIVE OFFICERS

        The current directors and current executive officers of the Company, their ages and present positions with the Company are as follows:

Name	Age	Position with the Company
Howard M. Siegel	71	Chairman of the Board, Chief Executive Officer and Director
Jack Rhian	50	President, Executive Vice President, Chief Operating Officer and Director
Frederic S. Siegel	35	Senior Vice President—Business Development and Director
John S.T. Gallagher	73	Director
James F. LaPolla	55	Director
Ronald Levin	70	Director
Yacov Shamash, Ph.D	55	Director
Richard Rallo	41	Chief Financial Officer

  Information about Directors and Nominees

        All of our directors are elected for a one-year term, and serve until the next subsequent annual meeting. Set forth below is certain information with respect to each of the Nominees.

        HOWARD M. SIEGEL, 71, has been the Company's Chairman of the Board, Chief Executive Officer and a director over the past five years. Mr. Siegel also served as the Company's President prior to July 2004 and Chief Financial Officer prior to September 1996.

        JACK RHIAN, 50, has been a director of the Company since October 2002 and has been the Company's President since July 2004. Mr. Rhian also currently serves as the Chief Operating Officer, and was Executive Vice President from August 2002 and prior to becoming the President. He joined the Company in January 2000 as Vice President and Chief Operating Officer. From November 1994 until February 1999, he served as Executive Vice President and Chief Operating Officer of Transcare New York, Inc., a medical transportation company. From March 1988 through November 1994 he served as Chief Operating Officer of Nationwide Nassau Ambulance Service. Previously, Mr. Rhian held senior management positions in companies which deliver healthcare services. Mr. Rhian holds a Masters degree in Public Administration from New York University.

        FREDERIC S. SIEGEL, 35, has been a director of the Company since September 1998, is the Company's Senior Vice President—Business Development and prior to that served as Vice President of Sales and Marketing for the Company since July 1998. Mr. Siegel joined the Company in April 1994 and has held various sales and marketing positions with the Company. From October 1991 to October 1994, Mr. Siegel served as a benefits consultant for J.N. Savasta Corp. Mr. Siegel also serves as a director of Nursing Sister Homecare, a division of Catholic Health Services of Long Island.

        JOHN S.T. GALLAGHER, 73, has been a director of the Company since May 2005. He is deputy county executive for health and human services in Nassau County, New York. He has been a senior executive officer of North Shore University Hospital and North Shore—Long Island Jewish Health System since 1982, having served as executive vice president of North Shore from 1982 until 1992, president from 1992 until 1997 and chief executive officer of the combined hospital system from 1997 until January 2002. In January 2002, he became co-chairman of the North Shore—Long Island Jewish Heath System Foundation. Mr. Gallagher is also a director of Perot Systems Corporation, a worldwide provider of information technology services and a director of Netsmart Technologies, a software solutions provider to the healthcare market.

        JAMES F. LAPOLLA, 55, has been a director of the Company since being appointed in September 2000. Since 1982, Mr. LaPolla has been the President and Chief Executive Officer of Home Health Management Services, Inc, a 501(c)(3) Non-for-Profit Community based Home Care Program.

        RONALD LEVIN, 70, has been a director of the Company since August 2001. He has also been the President of Ron Levin Associates, a financial consulting firm, since 1984. Since 1997, Mr. Levin has been a member at Eye Contact LLC, a Cohen's Fashion Optical franchise and since 1996, a member at Bayshore Eyes LLC, a Sterling Optical franchise. Mr. Levin is currently a licensed stock broker with Investec Earnst & Co. He served as Executive Vice President of D.A. Campbell Co., an international institutional stock brokerage firm, through 1998.

        YACOV SHAMASH, PH.D., 55, has been director of the Company since August 2001. He also serves as the Dean of the College of Engineering of the State University of New York at Stony Brook, a position he has held since 1992. Dr. Shamas has been a member of the Board of Directors of KeyTronic Corporation, a contract manufacturer, since 1989, of Manchester Technologies, Inc., a hardware and software technology provider, since 2003, and of NetSmart Technologies, a software solutions provider to the healthcare market, since January 2004.

Non-Director-Significant Officers

        RICHARD RALLO, 41, joined the Company in February 2001 as the Controller and became Chief Financial Officer in April 2003. From May 1997 to February 2001, Mr. Rallo served as the Chief Financial Officer of Tradewell, Inc., a barter company. From October 1994 to April 1997, Mr. Rallo served as the Controller of Connoisseur Communications Partners L.P., a company that owned and operated radio stations. Mr. Rallo is a Certified Public Accountant and has a BS in accounting from the University of Denver.

        JOHN ROGERS, 58, joined the Company in 1984 as the Manager of the Emergency Response, Installation and Service Center. He became the Company's Vice President, Operations in July 1993. Additionally, he has been the Secretary of the Company since July 1993. Prior to joining the Company he was employed at Technical Liaison Corporation, a burglar alarm Company from 1969 through May 1984 as Installation & Service Manager.

        There is no family relationship between any of the directors, executive officers or significant officers of the Company, with the exception of Howard M. Siegel and Frederic S. Siegel. Howard M. Siegel is the father of Frederic S. Siegel.

  Meetings and Committees of the Board of Directors

        The Board of Directors held four meetings and took action by unanimous written consent five times during fiscal year 2004. All of the directors attended at least 75% of the meetings of the Board of Directors during fiscal year 2004, except for Mr. Gallagher, who was appointed to the Board on May 27, 2005. Four of the seven members of the Board of Directors are independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards.

        The Company's Board of Directors has a separate Audit Committee, Compensation Committee and Nominating Committee.

        The Audit Committee currently consists of Mr. LaPolla, Mr. Shamash, Mr. Levin and Mr. Gallagher, each of whom are independent directors as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards and in Rule 10A-3 of the Securities and Exchange Act of 1934. The Board of Directors has determined that Mr. Gallagher meets the standard of an audit committee "financial expert," as defined by Item 401(e) of Regulation S-B. The function of the Audit Committee is to review and advise the Board of Directors of the Company with respect to matters concerning the financial condition and operations of the Company, including reviewing and discussing the Company's annual audited and quarterly financial statements and disclosures, to select the independent auditors for the Company, and determine the scope of their engagement and their compensation, to review the effectiveness of the Company's internal accounting methods and procedures and to determine through discussions with the independent auditors whether any instructions or limitations have been placed upon them in connection with the scope of their audit or its implementation. The specific functions and responsibilities of the Audit Committee are set forth in a written charter of the Audit Committee adopted by the Board of Directors. The Audit Committee reviews and reassesses its Charter annually and recommends any changes to the Board of Directors for approval. A report of the Audit Committee appears under the caption "Audit Committee Report" below. A copy of the Audit Committee Charter was included as an appendix to the Company's 2004 proxy statement and can be viewed on the SEC's EDGAR website. For the fiscal year 2004, the Audit Committee held four meetings, and took no action by unanimous written consent.

        The Compensation Committee currently consists of Mr. LaPolla, Mr. Levin and Mr. Shamash, each of whom are independent directors as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The function of the Compensation Committee is to recommend to the Board of Directors relevant compensation actions for executive officers and to attend to such matters relating to compensation as may be prescribed by the Board of Directors. For the fiscal year 2004, the Compensation Committee held five meetings.

        The Nominating Committee currently consists of Mr. LaPolla, Mr. Levin and Mr. Shamash, each of whom are independent directors as defined in Rule 4200(a)(15) of the NASD's listing standards. The function of the Nominating Committee is to consider and recommend to the Board candidates for appointment or election as directors. The specific functions and responsibilities of the Nominating Committee are set forth in a written charter of the Nominating Committee, adopted by the Board of Directors. A copy of the Nominating Committee Charter was included as an appendix to the Company's 2004 proxy statement and can be viewed on the SEC's EDGAR website. For the fiscal year 2004, the Nominating Committee met one time and took no action by unanimous written consent.

        A nominee to the Board of Directors must have such experience in business or financial matters as would make such nominee an asset to the Board of Directors. In recommending director candidates, the Nominating Committee takes into consideration such factors as it deems appropriate based on the Company's current needs. These factors may include diversity, age, skills such as understanding of the healthcare industry, decision-making ability, inter-personal skills, experience with businesses and other organizations of comparable size, community activities and relationships, and the interrelationship between the candidate's experience and business background, and other Board members' experience and business background, as sell as the candidate's ability to devote the required time and effort to serve on the Board.

        The Nominating Committee will consider for nomination candidates recommended by shareholders if the shareholders comply with the following requirements, as well as the requirements set forth in Article II, Section 14 of the Company's Bylaws (filed as Exhibit 3.1 to the Company's Form 10-QSB for the quarter ended September 30, 2003). If a shareholder wishes to recommend a candidate to the Nominating Committee for consideration as a Board of Directors' nominee, such shareholder must submit in writing to the Nominating Committee the recommended candidate's name, a brief resume setting forth the recommended candidate's business and educational background and qualifications for service, any other information relating to such nominee that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, and a notarized consent signed by the recommended candidate stating the recommended candidate's willingness to be nominated and to serve. This information must be delivered to the Nominating Committee of the Company at the Company's address and must be received in a timely manner as specified in the Company's Bylaws (these requirements are not applicable to persons nominated by or at the direction of the Board of Directors). The timing requirements with respect to next year's annual meeting are described in the section of this proxy statement entitled "Shareholder Proposals." The Nominating Committee may request further information if it determines a potential candidate may be an appropriate nominee. The Nominating Committee has recommended the election of the slate of nominees included in this proxy statement.

Shareholder Communications with the Board of Directors

        Any shareholder who wishes to send communications to the Board of Directors should mail them addressed to the intended recipient by name or position in care of: Corporate Secretary, American Medical Alert Corp., 3265 Lawson Blvd., Oceanside NY 11572. Upon receipt of any such communications, the Corporate Secretary will determine the identity of the intended recipient and whether the communication is an appropriate shareholder communication. The corporate Secretary will send all appropriate shareholder communications to the intended recipient. An "appropriate shareholder communications" is a communication from a person claiming to be a shareholder in the communication, and the subject of which relates solely to the sender's interest as a shareholder and not to any other personal or business interest.

        In the case of communications addressed to the Board of Directors, the Corporate Secretary will send appropriate shareholder communications to the Chairman of the Board. In the case of communications addressed to the independent or outside directors, the Corporate Secretary will send appropriate shareholder communications to the Chairman of the Audit Committee. In the case of communications addressed to committees of the Board, the Corporate Secretary will send appropriate shareholder communications to the Chairman of such committee.

        The Board of Directors encourages all of its members to attend the Company's annual meeting of shareholders so that each director may listen to any concerns that shareholders may have that are raised at the annual meeting. All of the members of the Board of Directors attended the Company's 2004 annual meeting of shareholders.

  Audit Committee Report

        During fiscal year 2004, the Audit Committee reviewed and discussed with management of the Company and with Margolin, Winer & Evens, LLP the independent auditors of the Company, the audited financial statements of the Company as of December 31, 2002, 2003 and 2004, and for each of the three years then ended, respectively (the "Audited Financial Statements"). In addition, the Audit

Committee discussed with Margolin, Winer & Evens, LLP the matters required by Codification of Statements on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90.

        The Audit Committee also received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, and has discussed with them their independence from the Company. The Audit Committee also discussed with management of the Company and the independent auditors such other matters and received such assurances from them as it deemed appropriate.

        Management is responsible for the Company's internal controls and the financial reporting process. Margolin, Winer & Evens, LLP is responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and issuing a report thereupon. The Audit Committee's responsibility is to monitor and oversee these processes.

        Based on the foregoing review and discussions and a review of the report of the independent auditors with respect to the Audited Financial Statements, and relying thereon, the Audit Committee has recommended to the Company's Board of Directors the inclusion of the Company's Audited Financial Statements in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2004.

Audit Committee

James LaPolla Yacov Shamash Ronald Levin

Compensation of Directors

        The Company does not compensate its Directors who are also employees of the Company for their service as Directors. In the fiscal year ended December 31, 2004, each non-employee Director received a $1,500 annual retainer, $750 for each meeting of the Board of Directors attended and $250 for attendance at each meeting of a committee of the Board of Directors. In addition, for the fiscal year 2004, each non-employee Director received fully vested 10 year stock options to purchase 5,000 shares of the Company's Common Stock, exercisable at the market price of such Common Stock on the date of grant. On May 23, 2005, the Board of Directors adopted a new compensation policy for its non-employee independent directors. Under the new policy, effective for the 2005 calendar year, directors who are also members of the audit committee or compensation committee of the Board of Directors will receive an annual cash payment of $15,000, payable quarterly in arrears, and all other non-employee independent directors will receive an annual cash payment of $9,000, payable quarterly in arrears. In addition, all outside independent directors will receive annually, upon election at the annual meeting of shareholders, fully vested 5 year stock options to purchase 10,000 shares of common stock, exercisable at fair market value on the date of grant.

Security Ownership of Certain Beneficial Owners and Management

        The following table sets forth information as to the ownership of shares of the Company's Common Stock, as of June 17, 2005, with respect to (a) holders known to the Company to beneficially own more than five percent of the outstanding Common Stock of the Company, (b) each director, (c) the executive officers named in the Summary Compensation Table under the caption "Executive Compensation" and (d) all directors and executive officers of the Company as a group. The Company understands that, except as noted below, each beneficial owner has sole voting and investment power with respect to all shares attributable to such owner.

Name and Address Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percent of Class(2)
Howard M. Siegel	1,205,231(3)	14.0%
John S. T. Gallagher	0	*
Ron Levin 184 Greenway Road Lido Beach, NY 11561	171,000(4)	2.02%
Frederic S. Siegel	355,187(5)	4.0%
James F. LaPolla Home Health Management Services, Inc. 853 Broadway New York, NY 10003	30,000(6)	*
Yacov Shamash, Ph.D. 7 Quaker Hill Road Stony Brook, NY 11790	32,000(7)	*
Jack Rhian	259,853(8)	3.0%
Richard Rallo	81,926(9)	*
Gregory Fortunoff 200 East 72nd Street New York, NY 10021	693,500(10)	8.1%
All directors and executive officers as a group (8 persons)	2,135,195 (11)	23.1%

(1)
Except as otherwise indicated, the address of each individual listed is c/o the Company at 3265 Lawson Boulevard, Oceanside, New York 11572.

(2)
Asterisk indicates less than 1%. Shares subject to options are considered outstanding only for the purpose of computing the percentage of outstanding Common Stock which would be owned by the optionee if the options were so exercised, but (except for the calculation of beneficial ownership by all directors and executive officers as a group) are not considered outstanding for the purpose of computing the percentage of outstanding Common Stock owned by any other person.

(3)
Includes 68,730 shares subject to currently exercisable stock options.

(4)
Includes 30,000 shares subject to currently exercisable stock options. Includes 20,000 shares owned by Mr. Levin's wife, to which Mr. Levin disclaims beneficial ownership.

(5)
Includes 228,616 shares subject to currently exercisable stock options.

(6)
Consists of 30,000 shares subject to currently exercisable stock options.

(7)
Includes 30,000 shares subject to currently exercisable stock options.

(8)
Consists of 211,853 shares subject to currently exercisable stock options, and 48,000 shares owned by Mr. Rhian's wife.

(9)
Includes 76,926 shares subject to currently exercisable stock options.

(10)
Based on information provided in a Schedule 13D filed by the reporting person on January 12, 2005

(11)
Includes options indicated in notes (3), (4), (5), (6), (7), (8), and (9).

Executive Compensation

        The following table sets forth information concerning the annual and long-term compensation of the Company's Chief Executive Officer, and the three most highly compensated employees, including who were serving at the end of the fiscal year ended December 31, 2004, each of whose salary exceeded $100,000 for the fiscal year ended December 31, 2004, for services rendered in all capacities to the Company and its subsidiaries during the Company's 2002, 2003 and 2004 fiscal years. The listed individuals shall be hereinafter referred to as the "Named Executive Officers."

Long-Term Compensation
Annual Compensation
Name and Principal Position
	Year	Salary			Bonus		Options(#)
Howard M. Siegel Chairman of the Board, President and Chief Executive Officer	2004 2003 2002	$ $ $	315,000 308,000 320,000		$	— — 5,000	— 8,500 35,730
Jack Rhian Executive Vice President and Chief Operating Officer	2004 2003 2002	$ $ $	198,333 178,750 161,667		$	— — 5,000	— 5,000 88,199
Frederic S. Siegel Senior Vice President— Business Development	2004 2003 2002	$ $ $	200,000 181,500 200,000	(1)	$	— — 7,500	65,330 20,317 13,079
Richard Rallo Chief Financial Officer	2004 2003 2002	$ $ $	145,000 134,167 123,750		$	— — 2,500	5,000 43,800 23,126

(1)
Includes $17,650 accrued by the Company at December 31, 2003, all of which has been paid as of June 14, 2004.

Option/SAR Grants In Last Fiscal Year

        The following table contains information concerning options granted during the Company's 2004 fiscal year to the Named Executive Officers. All such options were granted under the Company's 2000 Stock Option Plan or the 1997 Stock Option Plan.

Name	Number of Options	Percent of Total Options Granted to Employees in Fiscal Year	Exercise Price Per Share	Expiration Date
Howard M. Siegel	—	—	—	—
Jack Rhian	—	—	—	—
Frederic S. Siegel	65,330	28.6%	$4.24	04/24/14
Richard Rallo	5,000	2.2%	$4.24	04/24/14

Option Exercises in Last Fiscal Year and Year-End Option Value

        The following table sets forth certain information concerning the number of shares of Common Stock acquired upon the exercise of stock options during the year ended December 31, 2004 and the number and value at December 31, 2004 of shares of Common Stock subject to unexercised options held by the Named Executive Officers.

Name	Shares Acquired On Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARs at FY-End (#) Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options/SARs at FY-End ($) Exercisable/ Unexercisable
Howard M. Siegel	11,442	$29,892	244,480/0	$593,764/0
Jack Rhian	—	—	211,853/0	$553,930/0
Frederic S. Siegel	7,346	$17,447	246,841/0	$685,103/0
Richard Rallo	5,000	$9,500	76,926/0	$202,562/0

Employment Agreements:

        On August 12, 2003, the Company entered into an employment agreement with Mr. Howard M. Siegel pursuant to which he is employed full-time as the Company's Chairman of the Board and Chief Executive Officer. The agreement has a term of three years and four and a half month and expires in December 2006. The agreement provides for an annual base salary of $300,000 per annum during the period beginning August 12, 2003 and ending December 31, 2003, and $315,000, $330,750 and $347,288 in each of the subsequent three fiscal years, respectively.

        Mr. Siegel's agreement originally provided for the payment of additional bonus compensation based on the Company's attainment of certain pre-tax income levels each year. Mr. Siegel waived the payment of any such additional bonus payment for 2003, and his employment agreement has been amended to remove any entitlement to future bonus payments for the remainder of the term of such agreement.

        In the event that Mr. Siegel should become disabled and be unable to perform his duties for a period of one hundred eighty (180) consecutive days or an aggregate of more than one hundred eighty (180) consecutive days in any 12 month period, the Company may terminate the employment agreement after the expiration of such period. In such event, Mr. Siegel shall be entitled to receive his base salary for a period of one year from the date of his disability.

        In the event of his death during the term of the employment agreement, Mr. Siegel's estate or such other person as he designated will be entitled to receive his base salary for a period of one year from the date of his death.

        In addition, in the event there is a change in control (as defined in the employment agreement) and Mr. Siegel's employment with the Company is terminated within 180 days following such change in control under certain conditions, Mr. Siegel will be entitled to his base salary and any benefits or awards earned through his last day of employment and a lump sum payment equal to 2.99 times his average annual total compensation, as measured for the past 5 years.

        The Company and Mr. Jack Rhian, the Company's President and Chief Operating Officer, were parties to a three-year Amended Employment Agreement which expired on January 31, 2005, the terms of which provided for an annual base salary of $165,000, $180,000 and $200,000 in each fiscal year of the contract. In addition, Mr. Rhian received options to purchase up to 80,000 shares of the Company's Common Stock, of which options to purchase 30,000 shares were granted at an exercise price of $3.25 per share, 25,000 shares at an exercise price of $3.50 and 25,000 shares at an exercise price of $4.00. Options to purchase 30,000 shares vested on January 31, 2002, 25,000 shares vested on January 31, 2003 and 25,000 shares vested on January 31, 2004. Until a new agreement is finalized, Mr. Rhian is being compensated at the same base salary as he was earning in the last year of his contract.

        On June 15, 2004, the Company entered into an employment agreement with Mr. Frederic Siegel, pursuant to which he is employed full time as the Company's Senior Vice President-Business Development. The agreement has a term of two years and expires on December 31, 2005. The Agreement provides for an annual base salary of $200,000, subject to annual review by the Board of Directors for possible increases. The employment agreement is only terminable for certain "cause" events. In the event that the Company chooses not to renew such agreement on terms no less favorable upon its expiration, Mr. Frederic Siegel will be entitled to a severance payment equal to 12 months of his then current base salary. In addition, as an inducement to entering into the agreement, Mr. Frederic Siegel received a 10 year option to purchase 35,000 shares of the Company's Common Stock, at an exercise price of $4.24 per share, all of which are fully vested.

        In the event that Mr. Frederic Siegel should become disabled and be unable to perform his duties for a period of one hundred eighty (180) consecutive days or an aggregate of more than one hundred eighty (180) consecutive days in any 12 month period, the Company may terminate the employment agreement after the expiration of such period. In such event, Mr. Frederic Siegel shall be entitled to receive his base salary and other benefits payable through the date of such termination.

        In the event of his death during the term of the employment agreement, Mr. Frederic Siegel's estate or such other person as he designated will be entitled to receive his base salary for a period of one year from the date of his death.

        In addition, in the event there is a change in control (as defined in the employment agreement) and Mr. Frederic Siegel's employment with the Company is terminated within 180 days following such change in control under certain conditions, Mr. Frederic Siegel will be entitled to his base salary and any benefits or awards earned through his last day of employment and a lump sum payment equal to 2.99 times his average annual total compensation, as measured for the past 5 years.

        On June 15, 2004, the Company entered into an employment agreement with Mr. Richard Rallo, pursuant to which he is employed full time as the Company's Chief Financial Officer. The agreement has a term of three years and expires on December 31, 2006. The Agreement provides for an annual base salary of $145,000, subject to annual review by the Board of Directors for possible increases. In the event that the Company terminates Mr. Rallo's employment without cause during the term of his employment agreement, Mr. Rallo will be entitled to a severance payment equal to 6 months of his then current base salary. In addition, as an inducement to entering into the agreement, Mr. Rallo received a 10 year option to purchase 5,000 shares of the Company's Common Stock, at an exercise price of $4.24 per share, all of which are fully vested.

        In the event that Mr. Rallo should become disabled and be unable to perform his duties for a period of one hundred eighty (180) consecutive days or an aggregate of more than one hundred eighty (180) consecutive days in any 12 month period, the Company may terminate the employment agreement after the expiration of such period. In such event, Mr. Rallo shall be entitled to receive his base salary and other benefits payable through the date of such termination.

        In the event of his death during the term of the employment agreement, Mr. Rallo's estate or such other person as he designated will be entitled to receive his base salary for a period of one year from the date of his death.

        In addition, in the event there is a change in control (as defined in the employment agreement) and Mr. Rallo's employment with the Company is terminated within 180 days following such change in control under certain conditions, Mr. Rallo will be entitled to his base salary and any benefits or awards earned through his last day of employment and a lump sum payment equal to 2.99 times his average annual total compensation, as measured for the past 5 years.

Certain Relationships And Related Transactions

        The Company's executive offices and back-up Emergency Response Center are located in a 5,600 square foot facility at 3265 Lawson Boulevard, Oceanside, New York. On January 1, 1995, the Company entered into a five-year operating lease with Howard M. Siegel, Chairman of the Board, Chief Executive Officer and President of the Company. In February 1998, the lease for this space and the adjoining 8,000 square foot parking lot was extended until September 30, 2007 (the "Lease"). The Lease provides for a base annual rent of $74,600, subject to a 5% annual increase plus reimbursements for real estate taxes and other operating expenses. In October 1997, the Company entered into a separate ten-year operating lease (the "1997 Lease"), for an additional 2,200 square feet of office space located in an adjacent building owned by Add on Properties, LLC, owned by Mr. H. Siegel. The 1997 Lease called for an initial minimum annual rent of $36,000, subject to a 5% annual increase plus reimbursement for real estate taxes. In November 1999, an Addendum to the 1997 Lease was entered into for an additional 2,200 square feet at an annual rent of $39,600 subject to the same terms and conditions stated in the original lease. In November 2004, the Company vacated and surrendered possession of this premises and Add on Properties, LLC waived and released the Company from any further obligations it may have had pursuant to the terms and provisions of the aforementioned lease. The Company believes that the remaining lease has terms which are competitive and customary.

        The Company has entered into employment agreements with Messrs. Howard M. Siegel, Jack Rhian, Frederic S. Siegel and Mr. Richard Rallo. See "Employment Agreements" above.

        The Company employs Joy Siegel as Vice President of Provider Relations. In 2004, Ms. Siegel earned a salary of $84,667. Ms. Siegel is the daughter of Mr. H. Siegel.

        Mr. H. Siegel owed the Company $123,532 at December 31, 2001 for certain advances made to him. In July 2002, the amount due from Mr. H. Siegel, plus accrued interest, was converted into a promissory term loan. The loan bears interest at a rate of 5% per annum and is payable in monthly installments of principle and interest through September 1, 2009. The amount outstanding at December 31, 2004 and 2003 was $121,314 and $143,391, respectively.

  Compliance with Section 16(a) of the Securities Exchange Act of 1934

        Section 16(a) of the Securities Exchange Act requires the Company's officers and directors, and persons who beneficially own more than 10% of the Company's Common Stock, to file initial reports of ownership and reports of changes of ownership with the Securities and Exchange Commission and furnish copies of those reports to the Company. The Company is not aware of late filings, or failures to file, any reports required by Section 16(a) of the Exchange Act during the fiscal year ended December 31, 2004.

  Code of Ethics

        The Company's Board has adopted a Code of Ethics which applies to all of the Company's directors, executive officers and employees. The Code of Ethics is available upon request to the Company's Chief Executive Officer at 3265 Lawson Blvd., Oceanside, NY 11572.

  Required Vote

        Directors are elected by a plurality of the votes cast at the Meeting. Votes withheld in the election of directors and abstentions or broker non-votes, if any, will be deemed as present for the purposes of determining the presence of a quorum at the Meeting, but will not be counted towards the election of any person as a director. Brokers who hold shares of common stock as nominees generally have discretionary authority to vote such shares if they have not received voting instructions from the beneficial owner by the tenth day before the Meeting, provided that this proxy statement has been transmitted to the beneficial holder at least 15 days prior to the Meeting. In the event that any of the nominees should become unavailable before the Meeting, it is intended that shares represented by the enclosed proxy will be voted for such substitute nominee as may be nominated by the current Board of Directors.

THE BOARD OF DIRECTORS HAS
UNANIMOUSLY RECOMMENDED A
VOTE IN FAVOR OF EACH NOMINEE
NAMED IN THE PROXY.

Proposal 2
APPROVAL OF THE COMPANY'S 2005 STOCK
INCENTIVE PLAN

        On June 23, 2005, the Board of Directors adopted, subject to shareholder approval at the Annual Meeting, the Company's 2005 Stock Incentive Plan. The 2005 Stock Incentive Plan is herein referred to as the "Plan". The Board of Directors believes that it is in the best interests of the Company to implement a comprehensive equity incentive program for the Company, which will provide a meaningful opportunity for officers, employees and directors to acquire a substantial proprietary interest in the Company and thereby encourage such individuals to remain in the Company's service and more closely align their interests with those of the shareholders. The proceeds derived from the sale of shares subject to awards under the Plan will be used for general corporate purposes of the Company. All of the Company's approximately 230 employees and its Board and Directors are eligible for receiving awards under the Plan.

Equity Compensation Plan Information

        The following table contains a summary of the number of shares of Common Stock of the Company to be issued upon the exercise of options, warrants and rights outstanding at December 31, 2004, the weighted-average exercise price of those outstanding options, warrants and rights, and the number of additional shares of Common Stock remaining available for future issuance under the plans as of December 31, 2004.

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for the future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity Compensation plans approved by security holders	1,440,845	$2.87	122,368
Equity Compensation plans not approved by security holders (*)	35,000	$3.50	—

(*)—Five year warrant issued to consultant in 2002 for services rendered

Summary of Material Terms of the 2005 Stock Incentive Plan

        The following summary of certain material features of the Plan does not purport to be complete and is qualified in its entirety by reference to the text of the Plan, a copy of which is set forth as Appendix A to this Proxy Statement.

Shares Subject to the 2005 Stock Incentive Plan and Eligibility

        The Plan authorizes the grant of Awards (as defined below) of a maximum of 750,000 shares of the Company's Common Stock (subject to adjustment as described below) to employees (including officers and directors who are employees) and non-employee directors of the Company. Upon expiration, cancellation or termination of unexercised Awards, the shares of the Company's Common Stock subject to such Awards will again be available for the grant of Awards under the Plan; provided, however, shares of Common Stock underlying a stock appreciation right which are not issued or delivered as a result of the net settlement of an outstanding stock appreciation right, shall not thereafter be available for issuance of Awards under the Plan. Each Award shall be subject to a written contract (the "Contract") which sets forth all the terms and conditions of an Award.

Type of Awards

        The Plan provides for the grant of (i) incentive stock options ("ISOs"), within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) nonqualified stock options which do not qualify as ISOs ("NQSOs"), (iii) stock awards ("Stock Awards"), and (iv) stock appreciation rights ("SARS", and together with ISOs, NQSOs and Stock Awards, "Awards").

        A stock option is a right to purchase a number of shares of Common Stock at such exercise price, at such times, and or such terms and conditions as determined in the Contract awarding the stock option. An award of stock options may be subject to various contingencies, restrictions or conditions.

        Stock Awards may consist of grants of Common Stock, or the right to receive a grant of Common Stock, which may be granted for no consideration (except for the minimum required by New York Law) or for a purchase price per share, and which may or may not be subject to various contingencies, conditions or restrictions, and may also be subject to forfeiture or a repurchase right in favor of the Company.

        SARs consist of the right to receive an amount equal to the excess of the fair market value on the exercise date of the Company's Common Stock underlying the SAR over the aggregate base price of such shares on the date of grant. Such amount may be paid in cash or in shares of Common Stock. A SAR may also be granted subject to various contingencies, conditions, or restrictions.

Administration

        The Plan will be administered by the Board of Directors or a committee of the Board of Directors (the "Administrator") consisting of at least three members of the Board, each of whom is a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, and an "outside director" within the meaning of Treasury Regulation 1.162-27(e)(3) of the Code.

        Among other things, the Administrator is empowered to determine, within the express limits contained in the Plan: the employees and non-employee directors to be granted Awards, the times when Awards shall be granted, whether an option is to be an ISO or a NQSO, the number of shares of Common Stock to be subject to each Award, the exercise price of each Award, the term of each Award, the date each Award shall become exercisable as well as any terms, conditions or installments relating to the exercisability of each Award, whether and under what conditions to accelerate the date of exercise of any Award or installment, the form of payment of the exercise price, the amount, if any, required to be withheld with respect to an Award and, with the consent of the award holder, to modify an Award. The Administrator is also authorized to prescribe, amend and rescind rules and regulations relating to the Plan and to make all other determinations necessary or advisable for administering the Plan and to construe the Plan.

Terms and Conditions of Stock Options and SARS

        Stock options and SARs granted under the Plan will be subject to, among other things, the following terms and conditions:

  (a)
  The exercise price of each stock option or SAR will be determined by the Administrator; provided, however, that the exercise price of an ISO or SAR may not be less than the fair market value of the Company's Common Stock on the date of grant (110% of such fair market value for an ISO if the optionee owns (or is deemed to own) more than 10% of the voting power of the Company).

  (b)
  Stock options or SARs may be granted for terms determined by the Administrator; provided, however, that the term of an ISO or SAR may not exceed 5 years.

  (c)
  The exercise price of each stock option is payable in full upon exercise or, if the applicable Contract entered into by the Company with an award holder permits, in installments. Payment of the exercise price of a stock option may be made in cash, check or, if the applicable Contract permits, in shares of the Company's Common Stock, or any combination thereof. Exercise may also be permitted, in the discretion of the Administrator, pursuant to a broker's sale of the Common Stock issuable upon exercise of a stock option.

  (d)
  Except as may otherwise be provided in the applicable stock option or SAR Contract, if the award holder's relationship with the Company as an employee or director is terminated for any reason (other than the death or disability of the optionee), the stock option or SAR may be exercised, to the extent exercisable at the time of termination of such relationship, within one month thereafter for employees and within 6 months thereafter for non-employee directors, but in no event after the expiration of the term of the option or SAR. However, if the relationship is terminated either for cause or without the consent of the Company, such stock option or SAR will terminate immediately. In the case of the death of an optionee while an employee or director (or, generally, within three months after termination of such relationship, or within one year after termination of such relationship by reason of disability), except as otherwise provided in the Contract, his or her legal representative or beneficiary may exercise the stock option or SAR, to the extent exercisable on the date of death, within one year after such date, but in no event after the expiration of the term of the stock option or SAR. Except as otherwise provided in the stock option or SAR Contract, an award holder whose relationship with the Company was terminated by reason of his or her disability may exercise the stock option or SAR, to the extent exercisable at the time of such termination, within one year thereafter, but not after the expiration of the term of the stock option or SAR.

  (f)
  The Company may withhold cash and/or shares of the Company's Common Stock having an aggregate value equal to the amount which the Company determines is necessary to meet its obligations to withhold any federal, state and/or local taxes or other amounts incurred by reason of the grant or exercise of a stock option or SAR, its disposition or the disposition of shares acquired upon the exercise or grant of the stock option or SAR. Alternatively, the Company may require the award holder to pay the Company such amount, in cash, promptly upon demand.

Terms and Conditions of Stock Awards

        Stock Awards granted under the Plan will be subject to, among other things, the following terms and conditions:

  (a)
  The purchase price, if any, for any common stock granted under the Plan shall be such amount as the Administrator determines. The Administrator may determine that eligible participants in the Plan may be awarded Common Stock in consideration for services rendered to the Company or subsidiary of the Company, including for past services.

  (b)
  Stock Awards may be subject to such conditions, contingencies or restrictions as the Administrator may determine, including the right of the Company to repurchase shares subject to a Stock Award upon specified events or event of forfeiture. Such rights, restrictions, conditions or contingencies, may be based on factors determined by the Administrator, including factors relating to tenure of employment and performance criteria.

Transferability of Awards and Limit on Number Granted

        Awards may not be transferred other than by will or by the laws of descent and distribution, and may be exercised during the award holder's lifetime only by the award holder or his or her legal representatives.

        The maximum number of shares of the Company's Common Stock for which Awards may be granted to an employee or director in any calendar year is 100,000. In addition, the aggregate fair market value of shares with respect to which ISOs may be granted to an employee which are exercisable for the first time during any calendar year may not exceed $100,000.

        The following additional limits apply to the Plan. No Award greater than the limits specified below may be made under this Plan to the individuals or categories noted, and, in the case of those persons who have performance based requirements, those requirements will also apply to the grant of an Award. Performance standards of an Award will be determined by the Administrator. No Awards have been made under the Plan as of the date of this Proxy Statement nor do the limits specified below indicate that the named individuals will receive any particular Award.

Howard Siegel	50,000 shares	100% performance based
Jack Rhian	100,000 shares	50% performance based
Frederic Siegel	75,000 shares	50% performance based
Richard Rallo	50,000 shares
Randi Baldwin	25,000 shares
Non-Employee Directors	150,000 shares
Managers	125,000 shares
All other Employees	175,000 shares

Total	750,000 shares

        Any Awards not made to the individuals noted or the non-employee directors, or which are forfeited by or not exercised or purchased by such individuals or non-employee directors, or which do not vest in such individuals or non-employee directors, shall be available for grant to the successors of such person, or if not so used, to Managers and other Employees.

Adjustment in Event of Capital Changes

        Appropriate adjustments will be made in the number and kind of shares available under the Plan, in the number and kind of shares subject to each outstanding Award and the exercise or purchase price of such Awards, as well as the number and kind of shares subject to future grants under the Plan and the limitation on the number of shares that may be granted to any person in any calendar year, in the event of any change in the Company's Common Stock by reason of any stock dividend, split-up, spin off, combination, reclassification, recapitalization, merger, exchange of shares or the like. In the event of (a) the liquidation or dissolution of the Company, (b) a merger, consolidation, exchange or sale of shares of the Company for securities another entity or other consideration as a result of which the shareholders of the Company immediately prior to such transaction, do not own more than 50% of the voting power of the Company, such other entity, or any other direct or indirect parent of such other entity immediately after such transaction, or (c) a sale of all or substantially all of the Company's assets, the Board of Directors of the Company shall, as to outstanding Awards, either (i) make appropriate provisions for the protection of any such outstanding Awards by the substitution on an equitable basis of appropriate stock of the Company or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect to one share of Common Stock of the

Company; provided, only that the excess of the aggregate fair market value of the shares subject to the options immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to such Awards immediately before such substitution over the purchase price thereof, (ii) upon written notice to an award holder, provide that all unexercised Awards must be exercised within a specified number of days of the date of such notice or they will be terminated (in any such case, the Board of Directors may, in its discretion, advance the lapse of any waiting or installment periods and exercise dates), or (iii) make such provisions as to outstanding Awards consistent with any agreement the Company enters into with respect to any such transaction.

Cancellation for Misconduct

        Any Award may be cancelled by the Administrator if it determines that the Award Holder has engaged in certain acts of misconduct which are set forth in the Plan.

Duration and Amendment of the Plan

        No Award may be granted under the Plan after June 22, 2015. The Board of Directors may at any time terminate or amend the Plan; provided, however, that, without the approval of the Company's shareholders, no amendment may be made which would (a) except as a result of the anti-dilution adjustments described above, increase the maximum number of shares available for the grant of Awards or increase the maximum number of shares subject to Awards that may be granted to a person in any calendar year, (b) change the eligibility requirements for persons who may receive Awards (c) reduce the exercise price at which Awards are granted, except pursuant to the adjustment provisions of the Plan, (d) amend limits specified for an individual or category of individuals specified above or (e) make any changes for which applicable law or regulatory authority requires shareholder approval. No amendment may adversely affect the rights of an Award Holder with respect to an outstanding Award without the Award Holder's consent, except if the Award Holder is adequately compensated, as determined by the Administrator.

Federal Income Tax Treatment

        The following is a general summary of certain material federal income tax consequences of the grant or exercise of the Awards under the Plan and the sale of any underlying security. This description is based on current law which is subject to change, possibly with retroactive effect. This discussion does not purport to address all tax considerations relating to the grant or exercise of the Awards or resulting from the application of special rules to a particular award holder (including an award holder subject to the reporting and short-swing profit provisions under Section 16 of the Securities Exchange Act of 1934, as amended), and state, local, foreign and other tax consequences inherent in the ownership and exercise of Awards and the ownership and disposition of any underlying security. An award holder should consult with its tax advisors with respect to the tax consequences inherent in the ownership and exercise of Awards and the ownership and disposition of any underlying security.

Stock Options and Stock Appreciation Rights

    Generally, award holders will not recognize any taxable income at the time of the grant of a stock option or SAR. The tax impact upon exercise of such awards is described below.

ISOs Exercised With Cash

    No taxable income will be recognized by an optionee upon the grant or exercise of an ISO. The optionee's tax basis in the shares acquired upon the exercise of an ISO with cash will be equal to the exercise price paid by the optionee for such shares.

    If the shares received upon exercise of an ISO are disposed of more than one year after the date of transfer of such shares to the optionee and more than two years from the date of grant of the option, the optionee will recognize long-term capital gain or loss on such disposition equal to the difference between the selling price and the optionee's basis in the shares, and the Company will not be entitled to a deduction. Long-term capital gain is generally subject to more favorable tax treatment than short-term capital gain or ordinary income.

    If the shares received upon the exercise of an ISO are disposed of prior to the end of the two-years-from-grant/one-year-after-transfer holding period (a "disqualifying disposition"), the excess (if any) of the fair market value of the shares on the date of transfer of such shares to the optionee over the exercise price (but not in excess of the gain realized on the sale of the shares) will be taxed as ordinary income in the year of such disposition, and the Company generally will be entitled to a deduction in the year of disposition equal to such amount. Any additional gain or any loss recognized by the optionee on such disposition will be short-term or long-term capital gain or loss, as the case may be, depending upon the period for which the shares were held.

NQSOs Exercised With Cash

    No taxable income will be recognized by an optionee upon the grant of an NQSO. Upon the exercise of an NQSO, the excess of the fair market value of the shares received at the time of exercise over the exercise price will be taxed as ordinary income, and the Company will generally be entitled to a corresponding deduction. The optionee's tax basis in the shares acquired upon the exercise of such NQSO will be equal to the exercise price paid by the optionee for such shares plus the amount of ordinary income so recognized.

    Any gain or loss recognized by the optionee on a subsequent disposition of shares purchased pursuant to an NQSO will be short-term or long-term capital gain or loss, depending upon the period during which such shares were held, in an amount equal to the difference between the selling price and the optionee's tax basis in the shares.

Exercises of Options Using Previously Acquired Shares

    If previously acquired shares are surrendered in full or partial payment of the exercise price of an option, gain or loss generally will not be recognized by the award holder upon the exercise of such option to the extent the award holder receives shares which on the date of exercise have a fair market value equal to the fair market value of the shares surrendered in exchange therefor ("Replacement Shares"). If the option exercised is an ISO or if the shares used were acquired pursuant to the exercise of an ISO, the Replacement Shares are treated as having been acquired pursuant to the exercise of an ISO.

    However, if an ISO is exercised with shares which were previously acquired pursuant to the exercise of an ISO but which were not held for the required two-years-from-grant/one-year-after-transfer holding period, there is a disqualifying disposition of such previously acquired shares. In such case, the optionee would recognize ordinary income on such disqualifying disposition equal to the difference between the fair market value of such shares on the date of exercise of the prior ISO and the amount paid for such shares (but not in excess of the gain realized). Special rules apply in determining which shares are considered to have been disposed of and in allocating the basis among the shares. No capital gain is recognized.

    The award holder will have an aggregate basis in the Replacement Shares equal to the basis of the shares surrendered, increased by any ordinary income required to be recognized on the disposition of the previously acquired shares. The award holder's holding period for the Replacement Shares generally includes the period during which the surrendered shares were held.

    Any shares received by the award holder on such exercise in addition to the Replacement Shares will be treated in the same manner as a cash exercise of an option for no consideration.

Alternative Minimum Tax

    In addition to the federal income tax consequences described above, an optionee who exercises an ISO may be subject to the alternative minimum tax, which is payable only to the extent it exceeds the optionee's regular tax liability. For this purpose, upon the exercise of an ISO, the excess of the fair market value of the shares over the exercise price is an adjustment which increases the optionee's alternative minimum taxable income. In addition, the optionee's basis in such shares is increased by such amount for purposes of computing the gain or loss on disposition of the shares for alternative minimum tax purposes. If the optionee is required to pay an alternative minimum tax, the amount of such tax which is attributable to deferral preferences (including the ISO adjustment) is allowable as a tax credit against the optionee's regular tax liability (net of other non-refundable credits) in subsequent years. To the extent the credit is not used, it is carried forward. An optionee holding an ISO should consult with the optionee's tax advisors concerning the applicability and effect of the alternative minimum tax.

Exercise of Stock Appreciation Rights

    If the award holder receives the appreciation inherent in SARs in cash upon exercise of the SAR, the cash will be taxable as ordinary income to the award holder at the time that it is received. If the SAR is settled in stock, the employee will recognize ordinary compensation income equal to the excess of the fair market value of the stock on the day it is received over the exercise price of the SAR.

Stock Awards

    Certain Stock Awards are governed by Section 83 of the Internal Revenue Code. Generally, if an employee receives stock which is not transferable and which is subject to a substantial risk of forfeiture, no taxes are due when the award is initially made, but the award becomes taxable when it is no longer subject to a "substantial risk of forfeiture" (i.e., becomes vested or transferable). Income tax is paid on the value of the stock (less any amount previously paid by the employee for the stock) at ordinary rates when the restrictions lapse, and, when the shares are sold, at Federal long-term tax rate if the shares have been held for more than one year.

    As an alternative, a grantee may elect to treat the fair market value of stock which is actually granted but subject to risk of forfeiture (less any amount paid by the grantee therefor) as compensation income in the year of Award, by making an election (the "Section 83(b) Election") within 30 days after the date of grant. If such an election is made and the stock is subsequently forfeited to the Company, the grantee will be allowed only a capital loss deduction in connection with such forfeiture. The capital loss will be equal to the excess, if any, of the amount paid for the stock over the amount realized, if any, upon such forfeiture. The Company generally will be entitled to a deduction equal to the amount of ordinary income recognized by the grantee in the relevant tax year. Any subsequent gain realized by the grantee who has made a Section 83(b) Election upon the sale of such stock will be subject to federal income tax at long-term capital gains tax rates if the stock has been held for more than one year.

    An Award of Common Stock with no restrictions will give rise to ordinary income (reportable in the year of grant) to the grantee in an amount equal to the fair market value of the Common Stock issued pursuant to such grant. The Company will be entitled to a corresponding deduction for the compensation paid.

    An Award to receive Common Stock at a future date subject to conditions or restrictions such as vesting or performance, will not result in the current taxable income to the grantee or a current deduction for the Company. Instead, the fair market value of the stock subject to the Award (less any amount paid by the grantee upon the grant) will be taxable to the grantee and deductible by the Company when the restrictions or conditions lapse.

Deferred Compensation Rules

    The American Jobs Creation Act of 2004 added Section 409A to the Tax Code, generally effective January 1, 2005. The IRS has so far issued only limited guidance on the interpretation of this new law. Section 409A covers most programs that defer the receipt of compensation to a succeeding year. It provides strict rules for elections to defer (if any) and for timing of payouts. There are significant penalties placed on the individual employee for failure to comply with Section 409A. However, it does not impact the Company's ability to deduct deferred compensation.

    Section 409A generally does not apply to ISOs, NQSOs (that are not discounted) and Stock Awards (provided there is no deferral of income beyond the vesting date). Section 409A also does not cover SARs if the SARs are issued by a public company on its traded stock, the exercise price is never less than the fair market value of the underlying stock on the date of grant, the rights are settled in such stock and no features defer the recognition of income beyond the exercise date.

  Required Vote

        Approval of the Plan requires the affirmative vote of the holders of a majority of the votes cast on this proposal. Brokers will not have discretionary authority to vote on the 2005 Stock Incentive Plan and will only vote in accordance with voting instructions received from their customers. Abstentions and broker non-votes are not counted as votes cast with respect to this matter. If the Plan is not approved by shareholders on or before June 22, 2006, the Plan will terminate. Unless otherwise directed, persons named in the Proxy intend to cast all properly executed Proxies received by the time of the Meeting FOR the approval of the Plan.

THE BOARD OF DIRECTORS HAS
UNANIMOUSLY RECOMMENDED A
VOTE IN FAVOR OF APPROVAL OF
THE 2005 STOCK INCENTIVE PLAN

Proposal 3
RATIFICATION OF SELECTION
OF INDEPENDENT AUDITORS

        The Board of Directors believes that it is desirable to request the shareholders of the Company to ratify the Audit Committee's selection of Margolin, Winer & Evens, LLP as the Company's independent auditors for the fiscal year ended December 31, 2005. Ratification of the selection is not required by law, and the Company is not required to take any action if the shareholders fail to ratify the selection of Margolin, Winer & Evens, LLP as the Company's independent auditors.

  Independent Public Accountants

        The firm of Margolin, Winer & Evens, LLP has served as the independent auditors of the Company since 1995. The Audit Committee of the Board of Directors has appointed Margolin, Winer & Evens, LLP to continue as the independent auditors of the Company for the fiscal year ending December 31, 2005.

        A representative of Margolin, Winer & Evens, LLP is expected to be present at the Meeting to respond to appropriate questions from shareholders and to make a statement if such representative desires to do so.

  Audit Fees

        Audit fees billed to the Company by Margolin, Winer & Evens, LLP for its audit of the Company's financial statements and for its review of the financial statements included in the Company's Quarterly Reports on Form 10-Q SB filed with the Securities and Exchange Commission for 2004 and 2003 totaled $140,000 and $135,000, respectively.

  Audit Related Fees

        Audit related fees billed to the Company by Margolin, Winer & Evans, LLP during 2004 and 2003 totaled $48,025 and $31,400, respectively. Such amounts include employee benefit plan audits, due diligence relating to acquisition transactions and consultations concerning financial accounting and reporting.

  Tax Fees

        Tax fees billed to the Company by Margolin, Winer & Evens, LLP for its tax returns for the fiscal year 2004 and 2003 were $43,950 and $15,000, respectively.

  Other Fees

        There were no other fees billed to the Company by Margolin, Winer & Evens, LLP during 2004 and 2003.

  Audit Committee Pre-Approval Policies

        The Audit Committee has adopted a procedure under which all fees charged by Margolin, Winer & Evens, LLP must be pre-approved by the Audit Committee, subject to certain permitted statutory de minimus exceptions.

  Financial Information Systems Design and Implementation Fees

        The Company did not engage Margolin, Winer & Evens, LLP to provide advice to the Company regarding financial information systems design and implementation during fiscal year 2004.

  Required Vote

        The affirmative vote of a majority of the votes cast on this proposal will be required to ratify the appointment of Margolin Winer & Evens, LLP as auditors of the Company for the fiscal year ending December 31, 2005. Abstentions and broker non-votes, if any, will not be counted as votes "cast" with respect to this matter. Unless otherwise directed, persons named in the Proxy intend to cast all properly executed Proxies received by the time of the Meeting FOR the ratification of the appointment of Margolin, Winer & Evens, LLP as the Company's independent auditors for the fiscal year ending December 31, 2005. Brokers who hold shares of Common Stock as nominees generally have discretionary authority to vote such shares on this proposal if they have not received voting instructions from the beneficial owners by the tenth day before the Meeting, provided that this proxy statement is transmitted to the beneficial owners at least 15 days before the Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF
MARGOLIN, WINER & EVENS, LLP AS THE COMPANY'S
INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING
DECEMBER 31, 2005

MISCELLANEOUS

  Shareholder Proposals

        Under SEC regulations and the Company's Bylaws, shareholder proposals intended to be presented at the Company's annual meeting of shareholders to be held in 2006 and to be included in the Company's proxy statement relating to that meeting must be received by the Company not later than March 2, 2006. Such proposals relating to possible director nominees should be addressed to the attention of the Nominating Committee, c/o John Rogers, the Company's Secretary, and all other proposals should be addressed to John Rogers, the Company's Secretary, in each case at the address set forth above. Under SEC regulations and the Company's Bylaws, notices of shareholder proposals submitted outside the processes of Rule 14a-8 of the Securities Exchange Act of 1934 (relating to proposals to be presented at the meeting but not to be included in the Company's proxy statement and form of proxy), will be considered untimely, and thus the Company's proxy may confer discretionary voting authority on the persons named in the proxy with regard to such proposals, if received after March 2, 2006. Under the Company's Bylaws, shareholder proposals submitted prior to January 31, 2006, or after March 2, 2006, will be excluded from consideration at the 2006 annual meeting of shareholders.

  Certain Information as to Insurance and Indemnification

        No shareholder action is required with respect to the following information that is included to fulfill the requirements of Section 725 and 726 of the Business Corporation Law of the State of New York.

        Effective April 21, 2005, the Company purchased Directors & Officers ("D&O") Liability insurance for a one year term providing for reimbursement, with certain exclusions and deductions, to: (a) the Company and its subsidiaries for payment they make to indemnify directors, trustees, officers and assistant officers of the Company and its subsidiaries (b) directors, trustees, officers and assistant officers for losses, costs and expenses incurred by them in actions brought against them in connection with their acts in those capacities for which they are not indemnified by the Company and its subsidiaries, and (c) the Company and its subsidiaries for any payments they make resulting from a securities claim. The insurer is Great American Insurance Company. The total cost of the D&O Liability insurance through April 20, 2006 was $47,000. The Company is also party to indemnification agreements with its directors and officers, pursuant to which the Company has agreed to indemnify such directors and officers from certain expenses incurred in connection with certain actions taken by such director or officer in their capacity as such.

  Other Matters

        The Board of Directors is unaware of other business to be brought before the Meeting. If, however, any other business should properly come before the Meeting, the persons named in the accompanying Proxy will vote Proxies as in their discretion they may deem appropriate, unless they are directed in a Proxy to do otherwise.

  Proxies

        All shareholders are urged to fill in their choices with respect to the matters to be voted on, sign and promptly return the enclosed form of Proxy.

  Annual Report to Shareholders

        The Company's 2004 Annual Report to Shareholders has been mailed to shareholders simultaneously with the mailing of this proxy statement. Such report is not incorporated herein and is not deemed to be a part of this proxy solicitation material.

By Order of the Board of Directors,
JOHN ROGERS Secretary

June 30, 2005

APPENDIX A

2005 STOCK INCENTIVE PLAN

OF

AMERICAN MEDICAL ALERT CORP.

        1.    Purposes of the Plan.    This stock incentive plan (the "Plan") is intended to provide an incentive to employees (including directors and officers who are employees), and non-employee directors of American Medical Alert Corp. (the "Company"), a New York corporation, or any Parent or Subsidiary (as such terms are defined in Section 17), and to offer an additional inducement in obtaining the services of such individuals. The Plan provides for the grant of Stock Options, SARs, and Stock Awards, all as defined below.

        (a)   Award Types.    The Administrator, on behalf of the Company, is authorized under this Plan to grant, award and enter into the following arrangements or benefits under the Plan provided that their terms and conditions are not inconsistent with the provisions of the Plan. Such arrangements and benefits are sometimes referred to herein as "Awards."

          (i)    Stock Options.    A "Stock Option" is a right to purchase a number of Shares at such exercise price, at such times, and on such other terms and conditions as are specified in or determined pursuant to the Contract evidencing the Award. The Administrator may grant Stock Options intended to be eligible to qualify as incentive stock options ("ISOs") pursuant to Section 422 of the Code and stock options that are not intended to qualify as ISOs ("Non-qualified Stock Options"), as it, in its sole discretion, shall determine.

          (ii)   Stock Appreciation Rights.    A "Stock Appreciation Right" or "SAR" is a right to receive, in cash or stock (as determined by the Administrator), without payment to the Company, value with respect to a specific number of Shares equal to or otherwise based on the excess of (i) the fair market value of a Share at the time of exercise over (ii) the exercise price of the right, subject to such terms and conditions as are expressed in the Contract evidencing the Award.

          (iii)  Stock Awards.    A "Stock Award" is an award of Shares, or the right to receive an award of Shares at a future date or event, the grant, issuance, retention and/or vesting of which is subject to such conditions as are expressed in the Contract evidencing the Award.

        2.    Stock Subject to the Plan.    Subject to the provisions of Section 10, the aggregate number of shares of the Company's common stock, par value $.01 per share ("Common Stock"), for which Awards may be granted under the Plan shall not exceed 750,000 shares of Common Stock. Such Shares may, in the discretion of the Board of Directors of the Company (the "Board of Directors"), consist either in whole or in part of authorized but unissued Shares or Shares held in the treasury of the Company, including Shares repurchased by the Company in the open market or otherwise. Subject to the termination provisions of Section 11, any Shares subject to an Award which for any reason expires or is forfeited, canceled, or terminated unexercised or unpurchased or which ceases for any reason to be exercisable or purchasable, shall again, except as provided below, become available for the granting of Awards under the Plan; provided, however, that the following Shares may not be made available for issuance of Awards under the Plan: (i) Shares not issued or delivered as a result of the net settlement of an outstanding SAR; or (ii) Shares used to pay the exercise price or withholding taxes related to an outstanding Award. The Company shall at all times during the term of the Plan reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan. As further set forth in Section 9 hereof, all Awards shall be granted by one or more written instruments (the "Contract") which shall set forth all terms and conditions of the Award. The following additional limits apply to the Plan. No Award greater than the limits specified below may be made under this Plan to the individuals or categories noted, and, in the case of those persons who have performance based requirements, those requirements will also apply to the grant of an Award. Performance standards of an Award will be determined by the Administrators.

Howard Siegel	50,000 shares	100% performance based
Jack Rhian	100,000 shares	50% performance based
Frederic Siegel	75,000 shares	50% performance based
Richard Rallo	50,000 shares
Randi Baldwin	25,000 shares
Non-Employee Directors	150,000 shares
Managers	125,000 shares
All other Employees	175,000 shares

Total	750,000 shares

        Managers are supervisory personnel, not including the officers named in the table above (or their successors) or the non-employee directors. Any Awards (i) not made to the individuals noted or the non-employee directors; or (ii) which are forfeited by or not exercised or purchased by such individuals or non-employee directors; or (iii) which do not vest for any reason in such individuals or non-employee directors (collectively, a "Lapsed Award"), shall be available for grant to Managers and other Employees; provided, however, that any Lapsed Award available for grant to one of the named individuals shall be available to that person's successor (subject to the same required percentage of performance based Awards), if the named individual resigns or terminates employment or a director relationship.

        3.    Administration of the Plan.    The Plan will be administered by the Board of Directors, or by a committee (the "Committee") consisting of three or more directors appointed by the Board of Directors. Those administering the Plan shall be referred to herein as the "Administrator." For so long as the Company is a corporation with a class of common equity securities required to be registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to the extent necessary to preserve any deduction under Section 162(m) of the Code or to comply with Rule 16b-3 promulgated under the Exchange Act, or any successor rule ("Rule 16b-3"), any Committee appointed by the Board of Directors to administer the Plan shall be comprised of three or more directors each of whom shall be a "non-employee director," within the meaning of Rule 16b-3, and an "outside director," within the meaning of Treasury Regulation Section 1.162-27(e)(3), and the delegation of powers to the Committee shall be consistent with applicable laws and regulations (including, without limitation, applicable state law and Rule 16b-3). Unless otherwise provided in the By-Laws of the Company, by resolution of the Board of Directors or applicable law, a majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Committee.

        Subject to the express provisions of the Plan, the Administrator shall have the authority to do all things necessary or desirable, in its sole discretion, in a Contract or otherwise, in connection with the Administration of the Plan including, without limitation, the following: (i) to prescribe, amend and rescind rules and regulations relating to this Plan and to define terms not otherwise defined herein; (ii) to determine which persons are eligible to participate, to which of such persons, if any, Awards shall be granted hereunder and the timing of any such Awards, and to grant Awards; (iii) to grant Awards to eligible participants and determine the terms and conditions thereof, including the number of Shares subject to Awards and the exercise or purchase price of such Awards and the circumstances under which Awards become exercisable or vested or are forfeited or expire, which terms may but need not be conditioned upon the passage of time, continued employment, the satisfaction of performance criteria, the occurrence of certain events, or other factors; (iv) to establish or verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award; (v) to prescribe the terms of the agreements or other documents evidencing Awards made under this Plan (which need not be identical); (vi) to determine whether, and the extent to which, adjustments are required pursuant to Section 10; (vii) determine the amount, if any, necessary to satisfy the obligation of the Company, any of its Subsidiaries or any Parent to withhold taxes or other amounts; (viii) with the consent of the Award Holder (except when such consent is not required by the Plan), to cancel or modify an Award, provided, however, that the modified provision is permitted to be included in an Award granted under the Plan on the date of the modification; (ix) to approve any provision of the Plan or any Award granted under the Plan or any amendment to either which, under Rule 16b-3 or Section 162(m) of the Code, requires the approval of the Board of Directors, a committee of non-employee directors or the stockholders, in order to be exempt under Section 16(b) of the Exchange Act (unless otherwise specifically provided herein) or to preserve any deduction under Section 162(m) of the Code; (x) to interpret and construe this Plan, any rules and regulations under this Plan and the terms and conditions of any Award granted hereunder, and to make exceptions to any such provisions in good faith and for the benefit of the Company; and (xi) to make all other determinations deemed necessary or advisable for the administration of this Plan. Any controversy or claim arising out of or relating to the Plan, any Award granted under the Plan or any Contract shall be determined unilaterally by the Administrator in its sole discretion. The determination of the Administrator on matters referred to in this Section 3 shall be conclusive and binding on all parties. No Administrator or former Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted hereunder. In choosing the type of Award to grant, the Administrator, among other factors, shall consider the accounting and tax effects on the Company of the different types of Awards.

        4.    Eligibility.    The Administrator may from time to time, consistent with the purposes of the Plan, grant Awards to (a) employees (including officers and directors who are employees) of the Company, any Parent or any of its Subsidiaries; and (b) directors of the Company who, at the time of grant, are not common law employees of the Company or of any of its Subsidiaries, as the Administrators may determine in their sole discretion (each, an "Award Holder"). Such Awards granted shall cover such number of Shares as the Administrators may determine in their sole discretion; provided, however, that if on the date of grant of an Award, any class of common stock of the Company (including without limitation the Common Stock) is registered or required to be registered under Section 12 of the Exchange Act, the maximum number of Shares subject to an Award that may be granted to any Award Holder during any calendar year under the Plan shall be 100,000 Shares (the "Section 162(m) Maximum"); provided, further, however, that the aggregate market value (determined at the time the Stock Option is granted) of the Shares for which any eligible employee may be granted ISOs under the Plan or any other plan of the Company, or of a Parent or a Subsidiary of the Company, which are exercisable for the first time by such employee during any calendar year shall not exceed $100,000. The $100,000 ISO limitation amount shall be applied by taking ISOs into account in the order in which they were granted. Any Stock Option (or portion thereof) granted in excess of such ISO limitation amount shall be treated as a NQSO to the extent of such excess.

        5.    Stock Options and SAR's.

        (a)   Grant.    The Administrators may from time to time, in their sole discretion, consistent with the purposes of the Plan, grant Stock Options or SARs to one or more Award Holders.

        (b)   Exercise Price.    The exercise price of the Shares under each Stock Option or SAR shall be determined by the Administrators in their sole discretion; provided, however, that the exercise price of an ISO or SAR, shall not be less than the fair market value of the Shares subject to such Stock Option or SAR on the date of grant; and provided, further, however, that if, at the time an ISO is granted, the Award Holder owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the exercise price of such ISO shall not be less than one hundred ten percent (110%) of the fair market value of the Shares subject to such ISO on the date of grant. Other than in connection with a change in the Company's capitalization (as described in Section 10 of the Plan), the exercise price of any Stock Option or SAR provided for in an applicable Contract may not be reduced without shareholder approval in the same manner as shareholder approval of the Plan is required under Section 20.

        (c)   Term.    Each Stock Option or SAR granted pursuant to the Plan shall be for such term as is established by the Administrator, in its sole discretion, at or before the time such Stock Option or SAR is granted; provided, however, that the term of each Stock Option or SAR granted pursuant to the Plan shall be for a period not exceeding five (5) years from the date of grant thereof. Stock Options or SAR shall be subject to earlier termination as hereinafter provided.

        (d)   Termination of Relationship.    Except as may otherwise be expressly provided in the applicable Contract or the Award Holder's written employment or termination contract, any Award Holder, whose employment relationship with the Company, any Parent or any of its Subsidiaries, has terminated for any reason other than the death or Disability of the Award Holder, may exercise any Stock Option or SAR granted to the Award Holder as an employee, to the extent exercisable on the date of such termination, at any time within one (1) month after the date of termination, but not thereafter and in no event after the date the Stock Option or SAR would otherwise have expired; provided, however, that if such relationship is terminated for Cause (as defined in Section 17), such Stock Option or SAR shall terminate immediately. A Stock Option which is exercisable for more than three months after termination of employment is a Non-qualified Stock Option, except in the event of death or disability of the Award Holder.

        For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and the Company if, at the time of the determination, the individual was an employee of the Company, its Parent, any of its Subsidiaries for purposes of Section 422(a) of the Code. As a result, an individual on military leave, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of the leave does not exceed ninety (90) days, or, if longer, so long as the individual's right to re-employment with the Company, any of its Subsidiaries or a Parent is guaranteed either by statute or by contract. If the period of leave exceeds ninety (90) days and the individual's right to re-employment is not guaranteed by statute or by contract, the employment relationship shall be deemed to have terminated on the ninety-first (91st) day of such leave.

        Except as may otherwise be expressly provided in the applicable Contract, an Award Holder who is a director but not an employee and whose directorship with the Company has terminated for any reason other than the Award Holder's death or Disability, may exercise the Stock Options or SARs granted to the Award Holder as a director who was not an employee of the Company or any of its Subsidiaries, to the extent exercisable on the date of such termination, at any time within six (6) months after the date of termination, but not thereafter and in no event after the date the Stock Option or SAR would otherwise have expired; provided, however, that if the Award Holder's directorship is terminated for Cause, such Stock Option or SAR shall terminate immediately.

        Except as may otherwise be expressly provided in the applicable Contract, Stock Options or SAR granted under this Plan to a director, officer or employee shall not be affected by any change in the status of the Award Holder so long as such Award Holder continues to be a director of the Company, or an officer or employee of the Company or any of its Subsidiaries or a Parent (regardless of having changed from one to the other or having been transferred from one entity to another).

        Nothing in the Plan or in any Stock Option or SAR granted under the Plan shall confer on any person any right to continue in the employ of the Company, its Parent or any of its Subsidiaries, or as a director of the Company, or interfere in any way with any right of the Company, any Parent or any of its Subsidiaries to terminate such relationship at any time for any reason whatsoever without liability to the Company, any Parent or any of its Subsidiaries.

        (e)   Death or Disability of an Award Holder.    Except as may otherwise be expressly provided in the applicable Contract or the Award Holder's written employment or termination contract, if an Award Holder dies (a) while the Award Holder is employed by the Company, any Parent or any of its Subsidiaries, (b) within three (3) months after the termination of the Award Holder's employment relationship with the Company, any Parent and its Subsidiaries (unless such termination was for Cause) or (c) within one (1) year following the termination of such employment relationship by reason of the Award Holder's Disability, the Stock Options or SAR granted to the Award Holder as an employee of the Company or any Parent or any of its Subsidiaries, may be exercised, to the extent exercisable on the date of the Award Holder's death, by the Award Holder's Legal Representative (as such term is defined in Section 17), at any time within one (1) year after death, but not thereafter and in no event after the date the Stock Option or SAR would otherwise have expired. Except as may otherwise be expressly provided in the applicable Contract or the Award Holder's written employment or termination contract, any Award Holder whose employment relationship with the Company, any Parent and its Subsidiaries has terminated by reason of the Award Holder's Disability may exercise such Stock Options or SAR, to the extent exercisable upon the effective date of such termination, at any time within one (1) year after such date, but not thereafter and in no event after the date the Stock Option or SAR would otherwise have expired.

        Except as may otherwise be expressly provided in the applicable Contract, if an Award Holder who is not an employee dies (a) while the Award Holder is a director of the Company, (b) within three (3) months after the termination of the Award Holder's directorship with the Company (unless such termination was for Cause) or (c) within one (1) year after the termination of the Award Holder's directorship by reason of the Award Holder's Disability, the Stock Options or SARs granted to the Award Holder as a director who was not an employee of the Company or any Parent or any of its Subsidiaries, may be exercised, to the extent exercisable on the date of the Award Holder's death, by the Award Holder's Legal Representative at any time within one (1) year after death, but not thereafter and in no event after the date the Stock Option or SAR would otherwise have expired. Except as may otherwise be expressly provided in the applicable Contract, an Award Holder whose directorship with the Company has terminated by reason of Disability, may exercise such Stock Options or SARs, to the extent exercisable on the effective date of such termination, at any time within one (1) year after such date, but not thereafter and in no event after the date the Stock Option or SAR would otherwise have expired.

        6.    Stock Awards.    The Administrators, in their sole discretion, may from time to time, consistent with the purposes of the Plan, grant Stock Awards to persons eligible for such grant pursuant to Section 4. The grant may be for no consideration (except the minimum required by New York law), or may require the Award Holder to pay such price per share therefor, if any, as the Administrators may determine, in their sole discretion. Payment for any Stock Award so granted may be made in such manner (including for services), consistent with New York law, as the Administrator may determine. The grant, issuance, vesting or retention of such Stock Award may be subject to such conditions, contingencies and restrictions as the Administrators may determine, as set forth in the Contract, including the right of the Company to repurchase such Shares upon specified events determined by the Administrator as set forth in the Contract, or events of forfeiture as determined by the Administrator as set forth in the Contract. Such conditions, contingencies or restrictions, or rights of repurchase or forfeiture, may be based on such factors as determined by the Administrator, including but not limited to factors relating to the tenure of the employment or director relationship between the Award Holder and the Company, performance criteria related to the Award Holder or the Company, and whether the relationship between the Award Holder and the Company has terminated with or without Cause or with or without the Company's consent. Upon the issuance of the stock certificate for a Stock Award, notwithstanding any conditions, contingencies or restrictions to which the Shares are subject, the Award Holder shall be considered to be the record owner of the Shares, and subject to the, conditions, contingencies and restrictions set forth in the Contract, shall have all rights of a shareholder of record with respect to such shares, including the right to vote; provided, however, the right to receive or retain dividends or distributions on Shares subject to conditions, contingencies or restrictions shall be as specified in Section 7(e) of the Plan. The Shares shall vest in the Award Holder when all of the vesting restrictions, conditions and contingencies lapse (if any), including the lapse of any rights of repurchase or forfeiture as provided in the Contract. Until such time, the Administrators may require that such shares be held by the Company, together with a stock power duly endorsed in blank by the Award Holder.

        7.    Rules of Operation.

        (a)   Fair Market Value.    The fair market value of a Share on any day shall be (i) if the principal market for the Shares is a national securities exchange, the closing prices per share of the Shares on such day as reported by such exchange or on a consolidated tape reflecting transactions on such exchange, (ii) if the principal market for the Shares is not a national securities exchange and the Shares are quoted on the Nasdaq Stock Market ("Nasdaq"), and (A) if actual sales price information is available with respect to the Shares, the closing sales prices per share of the Shares on such day on Nasdaq, or (B) if such information is not available, the average of the closing bid and asked prices per share for the Shares on such day on Nasdaq, or (iii) if the principal market for the Shares is not a national securities exchange and the Shares are not quoted on Nasdaq, the average of the closing bid and asked prices per share for the Shares on such day as reported on the OTC Bulletin Board Service or by National Quotation Bureau, Incorporated or a comparable service; provided, however, that if clauses (i), (ii) and (iii) of this Section 7(a) are all inapplicable because the Shares are not publicly traded, or if no trades have been made or no quotes are available for such day, the fair market value of the Shares shall be determined by the Administrator, with due regard for any applicable regulations or accounting concerns.

        (b)   Exercise.    An Award (or any installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its principal office stating which Award is being exercised, specifying the number of shares of Common Stock as to which such Award is being exercised and accompanied by payment in full of the aggregate exercise or purchase price therefor (or the amount due on exercise or purchase if the applicable Contract permits installment payments) (i) in cash and/or by check, (ii) with the authorization of the Administrators, with previously acquired shares of Common Stock which have been owned by the holder for at least six months (i.e., mature shares, for accounting purposes) and having an aggregate fair market value, on the date of exercise, equal to the aggregate exercise or purchase price of the Award being exercised, or (iii) some combination thereof. In making its determination to permit an Award to be exercised with payments specified under 7(b)(ii), the Administrators may rely on any factors it deems pertinent, including, but not limited to the accounting and tax effect or the Company of accepting such payment. The Company shall not be required to issue any shares of Common Stock pursuant to the exercise of any Award until all required payments with respect thereto, including payments for any required withholding amounts, have been made. An SAR is not subject to any requirement of payment upon exercise; rather the exercise price merely serves to establish the base value against which any increase in the fair market value of the Shares subject to the SAR is measured.

        The Administrators may, in their sole discretion, permit payment of the exercise or purchase price of an Award by delivery by the Award Holder of a properly executed notice, together with a copy of the Award Holder's irrevocable instructions to a broker acceptable to the Administrators to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise or purchase price. In connection therewith, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

        Fractions of a share may be issued under the Plan or settled in cash, at the Administrators' discretion based on the fair market value of a Share at the time of settlement.

        No method of payment may be used that would constitute an impermissible loan under Section 402 of the Sarbanes Oxley Act of 2002, as amended.

        (c)    Shareholder Rights.    An Award Holder shall not have the rights of a shareholder with respect to such Shares to be received upon the exercise or grant of an Award until the date of issuance of a stock certificate to the Award Holder for such shares; provided, however, that until such stock certificate is issued, any Award Holder using previously acquired Shares in payment of an Award's exercise or purchase price shall continue to have the rights of a stockholder with respect to such previously acquired Shares.

        (d)    Suspension or Termination of Award for Misconduct.    If at any time the Administrator determines that an Award Holder has committed an act of misconduct (as set forth in this subsection), then the Administrator may, in its discretion, suspend the Award Holder's right to exercise any Stock Option or SAR or Stock Award, pending a determination of whether an act of misconduct has been committed. If the Administrator determines that any Award Holder has committed an act of embezzlement, fraud, dishonesty, breach of fiduciary duty, breach of the Company's Code of Ethics or if an Award Holder makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any customer to breach a contract with the Company or to terminate a relationship with the Company, then such Award Holder shall not be entitled to exercise or receive benefits under any Stock Option, SAR or Stock Award and any such Stock Option, SAR or Stock Award may be cancelled by Administrator. Any determination by the Administrator with respect to the foregoing shall be final, conclusive and binding on all interested parties. This Section shall not be construed to permit the Administrator to adversely affect an Award Holder's ownership of Shares which the Award Holder received and which are fully vested, with no conditions of forfeiture or repurchase still remaining.

        (e)    Dividends.    Unless otherwise provided by the Administrator in the applicable Contract, no adjustment shall be made in Shares issuable (and that have not yet been issued) under Awards on account of cash dividends that may be paid or other rights that may be issued to the holders of such Shares under any Award. The Administrator, in any applicable Contract, shall specify whether dividends shall be retained by any Award Holder with respect to the Shares subject to any Award that have been issued, but have not been vested, or have been issued but are subject to any restrictions or conditions on the record date for dividends.

        8.     Compliance with Securities Laws.    It is a condition to the receipt or exercise of any Award that either (a) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the Shares to be issued upon such grant or exercise shall be effective and current at the time of such grant or exercise, or (b) there is an exemption from registration under the Securities Act for the issuance of the Shares upon such grant or exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any Award under the Securities Act or to keep any Registration Statement effective or current.

        The Administrator may require, in its sole discretion, as a condition to the grant or exercise of an Award, that the Award Holder execute and deliver to the Company the Award Holder's representations and warranties, in form, substance and scope satisfactory to the Administrators, which the Administrators determine is necessary or convenient to facilitate the perfection of an exemption from the registration requirements of the Securities Act, applicable state securities laws or other legal requirements, including without limitation, that (a) the Shares to be issued upon the receipt or exercise of an Award are being acquired by the Award Holder for the Award Holder's own account, for investment only and not with a view to the resale or distribution thereof, and (b) any subsequent resale or distribution of Shares by such Award Holder will be made only pursuant to (i) a Registration Statement under the Securities Act which is effective and current with respect to the Shares being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the Award Holder, prior to any offer of sale or sale of such Shares, shall provide the Company with a favorable written opinion of counsel satisfactory to the Company, in form, substance and scope satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution.

        In addition, if at any time the Administrators shall determine that the listing or qualification of the Shares subject to any Award on any securities exchange, Nasdaq or under any applicable law, or that the consent or approval of any governmental agency or regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an Award or the issuance of Shares upon exercise of an Award, such Award may not be granted or exercised in whole or in part, as the case may be, unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Administrators.

        9.     Award Contracts.    Each Award shall be evidenced by an appropriate Contract, which shall be duly executed by the Company and the Award Holder. Such Contract shall contain such terms, provisions and conditions not inconsistent herewith as may be determined by the Administrators in their sole discretion. The terms of each Award and Contract need not be identical. Any Award Contract may be amended (i) by consent of the Award Holder and the Administrator or (ii) by the Administrator alone, subject to Section 11.

        10.   Adjustments upon Changes in Common Stock.

        (a)   Notwithstanding any other provision of the Plan, and except as set forth below in the event of a Capital Transaction (as such term is defined in Section 17), in the event of a stock dividend on Shares payable in Shares, reorganization, recapitalization, merger, consolidation, spin-off, stock-split, combination or exchange of Shares or the like which results in a change in the number or kind of Shares which are outstanding immediately prior to such event, the aggregate number and kind of Shares subject to the Plan, the aggregate number and kind of Shares subject to each outstanding Award, the exercise or purchase price of each Award, the maximum number of Shares subject to each Award that may be granted to any employee or director (or category of any such persons), and the Section 162(m) Maximum, shall be adjusted by the Board of Directors to the extent and in the manner it deems appropriate, which determination shall be conclusive and binding on all parties. Such adjustment may provide for the elimination of fractional shares that might otherwise be subject to Awards, in which event payment in cash shall be made in lieu of fractional shares based on the fair market value per share of such fractional share.

        (b)   In the Event of a Capital Transaction, the Board of Directors of the Company shall, as to outstanding Awards, either (a) make appropriate provision for the protection of any such outstanding Awards by the substitution on an equitable basis of appropriate stock of the Company or of the merged, consolidated or otherwise reorganized corporation or other entity which will be issuable in respect of outstanding Shares; provided that the excess of the aggregate fair market value of the Shares subject to the Award immediately after such substitution over the purchase or exercise price thereof is not more than the excess of the aggregate fair market value of the Shares subject to such Awards immediately before such substitution over the purchase or exercise price thereof; or (b) upon written notice to an Award Holder, provide that all unexercised or unpurchased Awards must be exercised or purchased within a specified number of days of the date of such notice or they will be terminated. In any such case, the Board of Directors may, in its discretion, advance the lapse of any waiting or installment periods and exercise dates; or (c) make such provisions as to outstanding Awards consistent with any agreement the Company enters into with respect to the Capital Transaction.

        (c)   The existence of outstanding Awards shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, exchanges, or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company or any issuance of Shares or other securities or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Shares or other securities of the Corporation or the rights thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. Further, except as expressly provided herein or by the Administrator, (i) the issuance by the Company of shares of stock or any class of securities convertible into or exercisable for shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, (ii) the payment of a dividend or other distribution on any class of the Company's capital stock, or (iii) the occurrence of any similar transaction, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to Stock Options, SARs or other Awards theretofore granted or the purchase or exercise price per Share, unless the Administrator shall determine, in its sole discretion, that an adjustment is necessary or appropriate.

        11.   Amendments and Termination of the Plan and Awards.    The Plan was adopted by the Board of Directors on June 23, 2005. No Award may be granted under the Plan after June 22, 2015. The Board of Directors, without further approval of the Company's shareholders, may at any time suspend or terminate the Plan, in whole or in part, or amend the Plan on any Award from time to time in such respects as it may deem advisable, including without limitation, in order that ISOs granted hereunder meet the requirements for "incentive stock options" under the Code, or to comply with the provisions of Rule 16b-3 or Section 162(m) of the Code or any change in applicable laws or regulations, ruling or interpretation of any governmental agency or regulatory body; provided, however, that no amendment shall be effective, without the requisite prior or subsequent shareholder approval, which would (a) except as contemplated in Section 10, increase the maximum number of Shares for which any Awards may be granted under the Plan or change the Section 162 Maximum, (b) change the eligibility requirements for individuals entitled to receive Awards hereunder, (c) reduce the exercise price at which Stock Options or SARs were granted, except in connection with an adjustment under Section 10, (d) amend the limits on grants specified in Section 2 or (e) make any change for which applicable law or any governmental agency or regulatory body (including Nasdaq or any other securities exchange or market which becomes the Company's principal trading market) requires shareholder approval. No termination, suspension or amendment of the Plan or any Award shall adversely affect the rights of an Award Holder under any Award granted under the Plan without such Award Holder's consent; provided, however, that no such consent shall be required with respect to any termination, amendment or alteration of the Plan or Award if the Administrator determines in its sole discretion that such termination, amendment or alteration either (i) is required or advisable in order for the Company, Plan or the Award to satisfy any law or regulation or to meet the requirements of any accounting standard, or (ii) is not reasonably likely to significantly diminish the benefits provided under such Award, or that any such diminishment has been or will be, adequately compensated as determined by the Administrator. The power of the Administrator to construe and administer any Award granted under the Plan prior to the termination or suspension of the Plan shall continue after such termination or during such suspension.

        12.   Non-Transferability.    Except as may otherwise be expressly provided in the applicable Contract, or as provided below, no Award granted under the Plan shall be transferable other than by will or the laws of descent and distribution, and Awards maybe exercised, during the lifetime of the Award Holder, only by the Award Holder or the Award Holder's Legal Representatives. Except to the extent provided above, Awards may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process, and any such attempted assignment, transfer, pledge, hypothecation or disposition shall be null and void ab initio and of no force or effect. Once the Award Holder received fully vested Shares not subject to any further condition or forfeiture restrictions, the restrictions in this Section 12 shall not apply, and any such Shares shall be transferable consistent with applicable securities laws.

        The Administrator may grant an Award or amend an outstanding Contract to provide that the Award is transferable or assignable (a) in the case of a transfer without the payment of any consideration, to any "family member" as such term is defined in Section 1(a)(5) of the General Instructions to Form S-8 under the Securities Act of 1933, as such may be amended from time to time, and (b) in any transfer described in clause (ii) of Section 1(a)(5) of the General Instructions to Form S-8 under the 1933 Act as amended from time to time, provided that following any such transfer or assignment the Award will remain subject to substantially the same terms applicable to the Award while held by the Award Holder to whom it was granted, as modified as the Administrator shall determine appropriate, and as a condition to such transfer the transferee shall execute an agreement agreeing to be bound by such terms; provided further, that an ISO, to retain its ISO status, may be transferred or assigned only to the extent consistent with Section 422 of the Code. Any purported assignment, transfer or encumbrance that does not qualify under this Section 12 shall be void and unenforceable against the Company.

        13.   Withholding Taxes.    The Company, or its Parent or Subsidiary, as applicable, may withhold (a) cash or (b) with the consent of the Administrators (in the Contract or otherwise), Shares to be issued under an Award or a combination of cash and shares, having an aggregate fair market equal to the amount which the Administrators determine is necessary to satisfy the obligation of the Company, a Subsidiary or Parent to withhold federal, state and local income taxes or other amounts incurred by reason of the grant, vesting, exercise or disposition of a Stock Option, SAR or Stock Award or the disposition of the underlying Shares. Alternatively, the Company may require the Award Holder to pay to the Company such amount, in cash, promptly upon demand.

        14.   Legends; Payment of Expenses; Share Escrow.    The Company may endorse such legend or legends upon the certificates for Shares issued upon the grant or exercise of an Award and may issue such "stop transfer" instructions to its transfer agent in respect of such Shares as it determines, in its sole discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, applicable state securities laws or other legal requirements, (b) implement the provisions of the Plan or any agreement between the Company and the Award Holder with respect to such Shares, or (c) permit the Company to determine the occurrence of a "disqualifying disposition," as described in Section 421(b) of the Code, of the Shares transferred upon the exercise of an ISO granted under the Plan.

        The Company shall pay all issuance taxes with respect to the issuance of Shares upon grant or exercise of an Award, as well as all fees and expenses incurred by the Company in connection with such issuance.

        Shares with respect to Stock Awards may, in the Administrator's discretion, be held in escrow by the Company until the Award Holder's interest in such Shares vests and no further conditions or restrictions on the Award Holder ownership of the Shares under the Plan or a Contract exists.

        15.   Use of Proceeds.    The cash proceeds to be received upon the grant or exercise of an Award shall be added to the general funds of the Company and used for such corporate purposes as the Board of Directors may determine, in its sole discretion.

        16.   Substitutions and Assumptions of Awards of Certain Constituent Corporations.    Anything in this Plan to the contrary notwithstanding, the Board of Directors may, without further approval by the shareholders, substitute new Awards for prior equity based awards of a Constituent Corporation (as such term is defined in Section 17) or assume the prior equity based awards of such Constituent Corporation.

        17.   Definitions.

        (a)   "Capital Transaction"    shall mean

          (i)    any of the following transactions:

            (A)  a merger or consolidation of the Company with or into another entity; (B) the exchange or sale of all or a portion of the outstanding Shares of the Company for securities of another entity, or other consideration provided by such entity; and in the case of either (A) or (B), the Company's shareholders prior to the transaction, do not possess, immediately after such transaction, more than fifty percent (50%) (not including the holdings of the other entity or Affiliate thereof, if such person was a shareholder of the Company prior to the transaction) of the voting power of the outstanding securities of any of the following: (X) the Company; (Y) such other entity; or (Z) any direct or indirect Parent of such other entity;

          (ii)   a sale of all or substantially all of the Company's assets to a Person not an Affiliate of the Company immediately prior to such transaction.

          (iii)  the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company.

        (b)   For the purposes of this definition, the term "Affiliate" of any person or entity ("Person") shall mean any other person or entity which controls, is controlled by, or is under common control with such Person. As used herein, "control" shall be the possession, directly or indirectly, of the power to direct or cause the direction of the management of, and policies of a person whether through the ownership of voting securities, by contract or otherwise.

        (c)    "Cause,"    in connection with the termination of an Award Holder, shall mean (i) "cause," as such term (or any similar term, such as "with cause") is defined in any employment, consulting or other applicable agreement for services between the Company and such Award Holder, or (ii) in the absence of such an agreement, "cause" as such term is defined in the Contract executed by the Company and such Award Holder, or (iii) in the absence of both of the foregoing, (A) conviction of such Award Holder for any felony or the entering by him or her of a plea of guilty or nolo contendere with respect thereto, (B) willful and repeated failures in any material respect of such Award Holder to perform any of the Award Holder's reasonable duties and responsibilities assigned to him and the failure of the Award Holder to cure such failures hereunder within thirty (30) days after written notice thereof from the Company, (C) material breach by the Award Holder of the Company's Code of Ethics, (D) the commission of any act or failure to act by such Award Holder that involves moral turpitude, dishonesty, theft, destruction of property, fraud, embezzlement or unethical business conduct, or that is otherwise injurious to the Company, any of its Subsidiaries or any Parent or any other affiliate of the Company (or its or their respective employees), whether financially or otherwise, or (D) any material violation by such Award Holder of the requirements of such Contract, any other contract or agreement between the Company and such Award Holder or this Plan (as in effect from time to time); in each case, with respect to subsections (A) through (D), as determined by the Board of Directors.

        (d)    "Constituent Corporation"    shall mean any corporation which engages with the Company, its Parent or any Subsidiary in a transaction to which Section 424(a) of the Code applies (or would apply if the Stock Option assumed or substituted were an ISO), or any Parent or any Subsidiary of such corporation.

        (e)    "Disability"    shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Code.

        (f)    "Legal Representative"    shall mean the executor, administrator or other person who at the time is entitled by law to exercise the rights of a deceased or incapacitated Award Holder with respect to an Award granted under the Plan.

        (g)    "Parent"    shall mean a "parent corporation" within the meaning of Section 424(e) of the Code.

        (h)    "Share or Shares"    shall mean a share or shares of the Company's Common Stock, $.01 par value, and any shares of stock or other securities which shall be substituted or exchanged for such shares pursuant to Section 10, and any shares of stock or other securities which are issued or distributed with respect to such shares pursuant to the adjustment provisions of Section 10.

        (i)    "Subsidiary"    shall mean a "subsidiary corporation" within the meaning of Section 424(f) of the Code.

        18.   Governing Law.    The Plan, any Awards granted hereunder, the Contracts and all related matters shall be governed by, and construed in accordance with, the laws of the State of New York, other than those laws which would defer to the substantive law of another jurisdiction.

        Neither the Plan nor any Contract shall be construed or interpreted with any presumption against the Company by reason of the Company causing the Plan or Contract to be drafted. Whenever from the context it appears appropriate, any term stated in either the singular or plural shall include the singular and plural, and any term stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter.

        19.   Partial Invalidity.    The invalidity, illegality or unenforceability of any provision in the Plan, any Award or Contract shall not affect the validity, legality or enforceability of any other provision, all of which shall be valid, legal and enforceable to the fullest extent permitted by applicable law.

        20.   Shareholder Approval.    The Plan shall be subject to approval of the Company's shareholders, by a majority of the votes cast on a proposal for such approval, at a shareholders' meeting duly held. No Awards granted hereunder may be exercised or may vest prior to such approval, provided, however, that the date of grant of any Award shall be determined as if the Plan had not been subject to such approval. Notwithstanding the foregoing, if the Plan is not approved by a vote of the shareholders of the Company on or before June 22, 2006, the Plan and any Awards granted hereunder shall terminate.

PROXY	PROXY

AMERICAN MEDICAL ALERT CORP.

(Solicited on behalf of the Board of Directors)

        The undersigned holder of Common Stock of AMERICAN MEDICAL ALERT CORP. (the "Company"), revoking all proxies heretofore given, hereby constitutes and appoints Howard M. Siegel and John Rogers and each of them, Proxies, with full power of substitution, for the undersigned and in the name, place and stead of the undersigned, to vote all of the undersigned's shares of said stock, according to the number of votes and with all the powers the undersigned would possess if personally present, at the Annual Meeting of Shareholders of the Company (the "Meeting"), to be held at The Bank of New York, 47th Floor, One Wall St., New York, NY 10286 on Thursday, August 18, 2005 at 10:00 a.m. Eastern Daylight Time, and at any adjournments or postponements thereof.

        The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement relating to the Meeting and hereby revokes any proxy or proxies heretofore given.

        Each properly executed Proxy will be voted in accordance with the specifications made on the reverse side of this Proxy and in the discretion of the Proxies on any other matter that may come before the Meeting. Where no choice is specified, this Proxy will be voted FOR all listed nominees to serve as directors, FOR proposal 2 (approval of the 2005 Stock Incentive Plan) and FOR proposal 3 (ratification of the selection of Margolin, Winer & Evens, LLP as the Company's independent auditors for the fiscal year ending December 31, 2005).

PLEASE MARK, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE

		PROXY				Please mark your votes like this		☒
1. The Board of Directors recommends a vote FOR all		FOR	WITHHOLD AUTHORITY	The Board of Directors recommends a vote FOR the following proposal:
listed nominees		☐ all nominees listed (except as marked to the contrary*)	☐ to vote for all listed nominees	2.	To approve the Company's 2005 Stock Incentive Plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐
*(Instruction: To withhold authority to vote for any individual nominee, circle that nominee's name in the list provided below.)				The Board of Directors recommends a vote FOR the following proposal:

NOMINEES:	1. Howard M. Siegel 2. Jack Rhian 3. Frederic S. Siegel 4. John S.T. Gallagher 5. Ronald Levin 6. James F. LaPolla			3.	To ratify the selection of Margolin, Winer & Evens, LLP as independent public accountants of the Company for the fiscal year ending December 31, 2005	FOR ☐	AGAINST ☐	ABSTAIN ☐
	7. Yacov Shamash			The shares represented by this proxy will be voted in the manner directed. In the absence of any direction, the shares will be voted FOR each nominee named in Proposal 1, FOR Proposal 2, and FOR Proposal 3, and in accordance with the discretion of the persons appointed as Proxies on such other matters as may properly come before the Meeting. In case any nominee should become unavailable for election to the Board of Directors for any reason, the persons appointed as Proxies shall have discretionary authority to vote the Proxies for one or more alternative nominees who will be designated by the existing Board of Directors.

					COMPANY ID:
					PROXY NUMBER:
					ACCOUNT NUMBER:

Signature	Signature	Dated	, 2005

(Signature(s) should conform to names as registered. For jointly owned shares, each owner should sign. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation, please give full title.)
PLEASE MARK, DATE AND SIGN ABOVE AND RETURN PROMPTLY

QuickLinks

OUTSTANDING VOTING SECURITIES, QUORUM AND VOTING REQUIREMENTS
DIRECTORS AND EXECUTIVE OFFICERS
Equity Compensation Plan Information
Summary of Material Terms of the 2005 Stock Incentive Plan
MISCELLANEOUS
2005 STOCK INCENTIVE PLAN OF AMERICAN MEDICAL ALERT CORP.